UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 7, 2021

INVESTVIEW, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27019	87-0369205
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

234 Industrial Way West, Suite A202
Eatontown, New Jersey	07724
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	732-889-4300

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None
Title of each class	Trading symbol(s)	Name of each change on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02—DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On December 7, 2021, Investview, Inc. (the “Company”), terminated the employment of Joseph Cammarata, its former Chief Executive Officer, for cause. Mr. Cammarata had been placed on administrative leave and removed from all duties and responsibilities on November 5, 2021, following the announcement of civil and criminal charges filed against him in connection with his involvement with a class action claims aggregator, Alpha Plus Recovery, LLC, an unrelated entity that is not and was never affiliated with the Company. In its notice of a for cause termination, the Company concluded that cause existed due to, among other things, Mr. Cammarata’s inability, in light of the criminal charges and related confinement, to devote his time, attention and services to the business and affairs of the Company. In conjunction with his termination from office, on December 8, 2021, Mr. Cammarata tendered his resignation from the Company’s Board of Directors. In his resignation, Mr. Cammarata offered no disagreement on any matter relating to the Company’s operations, policies or practices; however, through counsel, he has denied that grounds exist justifying the Company’s termination of him for cause, and has noticed the Company that he intends to reserve all rights arising in connection with his termination.

James R. Bell will continue to serve as the Company’s acting CEO and the Company’s Board of Directors has appointed David B. Rothrock as Chairman of the Board.

ITEM 8.01—OTHER EVENTS

On December 8, 2021, Investview, Inc., issued a press release, a copy of which is attached as Exhibit 99.01.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following is filed as an exhibit to this report:

Exhibit Number*	Title of Document	Location

Item 99	Miscellaneous

99.1	Press Release dated December 8, 2021	This filing

104	Cover Page Interactive Data File (embedded within the Inline XBRL document

*	All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document. Omitted numbers in the sequence refer to documents previously filed as an exhibit.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTVIEW, INC.

Dated: December 8, 2021	By:	/s/ James R. Bell
James R. Bell
Acting Chief Executive Officer

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